UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2018

CNL Healthcare Properties II, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-55777	47-4524619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934(§240.12b-2 of this chapter).

Emerging Growth Company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 6, 2018, CNL Healthcare Properties II, Inc. (referred to herein as “we”, “us”, “our”, “CHP II” or the “Company”) filed a Current Report on Form 8-K dated September 6, 2018 disclosing our acquisition on August 31, 2018 of a Class-A seniors housing community located in Riverview, Florida (“Riverview”) from an unaffiliated third-party for a purchase price of approximately $24.3 million, exclusive of closing costs and other adjustments. Riverview has 92 units (62 assisted living and 30 memory care units) and was constructed in 2015.

The Company hereby amends the Form 8-K dated August 31, 2018 to include the required financial information related to its acquisition of Riverview, as modified pursuant to Rule 3-13 of Regulation S-X.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

CHP II Riverview FL Owner, LLC

Report of Independent Registered Public Accounting Firm

Audited Statement of Assets Acquired and Liabilities Assumed as of August 31, 2018

Notes to Statement of Assets Acquired and Liabilities Assumed

The Crossings at Riverview

Statements as of September 30, 2018 and nine months ended September 30, 2018

Independent Auditors’ Report

Statements of Revenues and Certain Expenses for the six months ended June 30, 2018 (Unaudited) and the years ended December 31, 2017 and 2016 (Audited)

Notes to Statements Revenues and Certain Expenses

(b)	Pro Forma Financial Information.

CNL Healthcare Properties II, Inc. and Subsidiaries

Pro Forma Consolidated Financial Statements (Unaudited):

Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2018

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2017

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2016

Notes to Pro Forma Consolidated Financial Statements

Exhibit No.	Description

99.1	Audited Statement of Assets Acquired and Liabilities Assumed as of September 30, 2018 and accompanying notes

99.2	Audited Statements of Revenues and Direct Expenses, including Depreciation and Amortization for the year ended December 31, 2017 and for the nine months ended September 30, 2018 and accompanying notes

99.3	Unaudited pro forma condensed consolidated financial information as of September 30, 2018, for the nine months ended September 30, 2018 and for the years ended December 31, 2017 and 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on the 13th day of November 2018.

CNL HEALTHCARE PROPERTIES II, INC.

By:	/s/ Ixchell Duarte
IXCHELL C. DUARTE
Chief Financial Officer, Senior Vice President and Treasurer
(Principal Financial Officer)